UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                             ----------------------


      Delaware                     000-27969                   94-3180138
      --------                     ---------                   ----------
  (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)


                             ----------------------

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                             ----------------------

       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  (e) Effective February 28, 2007, the Compensation Committee of the Board of Directors of Immersion (the "Committee") established 2007 salaries for the Company's Chief Executive Officer and the two other most highly compensated executive officers for 2006 (collectively, the "Named Executive Officers"). The base salaries for 2007 for the Named Executive Officers are as follows:


         Victor Viegas, President and Chief Executive Officer                   $300,000
         Stephen Ambler, Chief Financial Officer and Vice President, Finance    $214,240
         Richard Vogel, Senior Vice President and General Manager, Medical      $231,525


         Also on February 28, 2007, the Committee granted options to the Named Executive Officers to purchase the number of shares of Common Stock set forth opposite their name:


         Victor Viegas, President and Chief Executive Officer                   0 shares
         Stephen Ambler, Chief Financial Officer and Vice President, Finance    11,673 shares
         Richard Vogel, Vice President and General Manager, Medical             11,899 shares


         The Committee also granted an option to purchase 40,000 shares of Common Stock to Anne DeGheest, and options to purchase 10,000 shares, to each of John Hodgman, Emily Liggett, Jonathan Rubinstein, Jack Saltich and Robert Van Naardan, all non-employee directors.

         Each option was granted effective as of March 5, 2007, with an exercise price equal to $9.04, the closing price of Immersion's common stock on the Nasdaq Stock Market on March 5, 2007. Twenty-five percent (25%) of each option vests one year following the vesting commencement date, with the remaining portion of the option vesting monthly in 36 substantially equal installments. The vesting commencement date of each option is February 28, 2007, with the exception of Ms. DeGheest's option which begins vesting on March 1, 2007, the effective date of her election to the Board of Directors. The options expire on March 5, 2017. Each option was granted pursuant to Immersion's 1997 Stock Option Plan and the standard form of option agreement used for the grant of options under such plan.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IMMERSION CORPORATION


Date:  March 5, 2007                           By: /s/ Stephen M. Ambler
                                                   ---------------------------
                                                   Stephen M. Ambler
                                                   Chief Financial Officer and
                                                   Vice President, Finance